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CUSIP No. 729929102000                                       Page 22 of 22 pages


                                                                    Exhibit 99.1

                                POWER OF ATTORNEY

         Each of the undersigned hereby appoints Harrison I. Steans, with full power of substitution and resubstitution, as his or her attorney-in-fact to prepare, execute and file with the Securities and Exchange Commission on his or her behalf a Statement on Schedule 13D relating to the Common Stock of the Republic Bancshares, Inc. or, to the extent permitted by law and deemed advisable by such attorney-in-fact, in lieu of such Statement on Schedule 13D, a Statement on Schedule 13G, and any amendments thereto which such attorney-in-fact shall, in his sole discretion, deem appropriate; provided that any such Schedule or amendment thereto shall be presented to the undersigned prior to the filing thereof. Each of the undersigned also (A) hereby confirms any and all action taken by such attorney-in-fact pursuant to this Power of Attorney and (B) agrees to notify such attorney-in-fact immediately of any increase or decrease in the number of shares of Common Stock that he or she beneficially owns.


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
       /s/ THOMAS B. HUNTER, III                              /s/ MARGOT M. BRINLEY
---------------------------------------               -----------------------------------------
Name:  Thomas B. Hunter, III                          Name:   Margot M. Brinley
Dated: December 13, 1999                              Dated:  December 13, 1999



       /s/ RICHARD D. MICHAELS                                /s/ AMY M. HEINRICH
---------------------------------------               -----------------------------------------
Name:  Richard D. Michaels                            Name:   Amy M. Heinrich
Dated: December 13, 1999                              Dated:  December 13, 1999



       /s/ ADELINE S. MORRISON                                /s/ HEATHER A. STEANS
---------------------------------------               -----------------------------------------
Name:  Adeline S. Morrison                            Name:   Heather A. Steans
Dated: December 13, 1999                              Dated:  December 13, 1999



       /s/ HAROLD H. MORRISON                                 /s/ JENNIFER W. STEANS
---------------------------------------               -----------------------------------------
Name:  Harold H. Morrison                             Name:   Jennifer W. Steans
Dated: December 13, 1999                              Dated:  December 13, 1999



       /s/ HELEN H. MORRISON                                  /s/ ROBIN M. STEANS
---------------------------------------               -----------------------------------------
Name:  Helen H. Morrison                              Name:   Robin M. Steans
Dated: December 13, 1999                              Dated:  December 13, 1999



       /s/ LOIS S. MORRISON
---------------------------------------
Name:  Lois L. Morrison
Dated:  December 13, 1999

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